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                                                                   EXHIBIT 10.24

                          STANDBY CREDIT FACILITY NOTE

$40,000,000.00                                               As of June 30, 2003

                  This non-interest bearing standby revolving credit facility note (this "Note") is executed pursuant to an interest-free loan made as of the date hereof by Fairfax Financial Holdings Limited, a financial services holding corporation having an office at 95 Wellington Street West, Suite 800, Toronto, Ontario, Canada M5J 2N7 (the "Lender"), to Crum & Forster Holdings Corp., a Delaware corporation having an office at 305 Madison Avenue, Morristown, New Jersey 07962 (the "Borrower"), in the amount of FORTY MILLION AND No/100 DOLLARS ($40,000,000.00).

                  1. LENDER'S COMMITMENT. Subject to the terms and conditions hereof, the Lender hereby establishes in favor of the Borrower a revolving credit having a value in the maximum principal amount of FORTY MILLION AND No/100 DOLLARS ($40,000,000.00) from time to time to be used by the Borrower only, and so long as necessary, to meet corporate obligations.

                  2. REPAYMENT. FOR VALUE RECEIVED, Borrower promises to pay to Lender the principal amount of FORTY MILLION AND No/100 DOLLARS
($40,000,000.00), without interest, in lawful money of the United States of America, or so much of such amount as may be advanced by the Lender from time to time.

                  (a) Subject to Section 3, the full repayment of any then outstanding principal amount shall be repaid on June 30, 2018 (the "Maturity Date").

                  (b) Borrower may, from time to time upon prior written notice (the "Prepayment Notice") to the Lender, prepay this Note in whole or in part. The Borrower shall indemnify and hold the Lender harmless against any loss, cost or expense incurred by the Lender as a result of the Borrower's failure to make a prepayment on the date set forth in the Borrower's Prepayment Notice. All payments on this Note shall be made in lawful money of the United States. All advances and payments of principal of this Note may be endorsed by the Lender on the attached schedule.

                  3. SUBORDINATION. The Borrower's obligations under this Note, including at the Maturity Date, shall be subordinated to the prior payment in full of all principal, interest and other obligations in respect of any existing or future senior indebtedness of the Borrower (the "Senior Debt"), including but not limited to the $300,000,000 aggregate principal amount senior notes due 2013 initially issued by Crum & Forster Funding Corp. (the "Funding Notes"). No repayment pursuant to Section 2 is due under any circumstances unless such payment is

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permitted by, and will not cause a default or Event of Default (as defined in the applicable document) under, the indentures or other documents governing the Senior Debt. Notwithstanding Section 5, this Note may not be modified, amended, extended, changed, discharged or terminated without the consent of the holders of a majority in principal amount of the Senior Debt, including but not limited to the Funding Notes.

                  4. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of New York.

                  5. MODIFICATION AND IRREVOCABILITY. (a) Subject to Section 3, this Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Borrower or the Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

                  (b) This Note may not be revoked by the Lender for a period of 10 years from the date hereof.

                  6. JOINT AND SEVERAL OBLIGATIONS. If the Borrower consists of more than one person or party, the obligations and liabilities of each such person or party shall be joint and several.

                  7. NO RELEASE. The Borrower and all others who are or who may become liable for the payment of all or any part of the sums due under this note (the "Debt") do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, and non-payment, and notice of intent to accelerate the maturity hereof (and of such acceleration). No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note made by agreement between the Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of the Borrower, and any other person or party that may become liable for the payment of all or any part of the Debt under this Note.

                  8. BINDING OBLIGATION. The Borrower (and the undersigned representative of the Borrower, if any) represents that the Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Note and any other related security documents, if any, and that this Note constitutes a legal, valid and binding obligation of the Borrower.

                  9. CUMULATIVE RIGHTS AND REMEDIES. (a) The rights and remedies of the Lender as provided in this Note shall be cumulative and concurrent; may be pursued separately, successively, or together at the sole discretion of the Lender, may be exercised as often as occasion for their exercise shall arise; and in no event shall the failure to exercise any such right or remedy be construed as a waiver or release of it.

                  (b) If any provision of this Note is held to be invalid or unenforceable by a Court of competent jurisdiction, the other provisions of this Note shall remain in full force and effect.

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                  (c)      Any failure by the Lender to insist upon strict
performance by the Borrower of any of the provisions of this Note shall not be deemed to be a waiver of any of the terms or provisions of this Note and the Lender shall have the right thereafter to insist upon strict performance by the Borrower of any and all of them.

                  (d) All times, wherever stated herein, shall be of the essence of this Note.

                                      * * *

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                  IN WITNESS WHEREOF, the Lender and the Borrower have duly
executed this Note as of the date first above written.

                                        "LENDER":

                                        Fairfax Financial Holdings Limited

                                            By: /s/ V. PREM WATSA
                                                -----------------
                                                Name:  V. PREM WATSA
                                                Title: Chief Executive Officer

                                        "BORROWER":

                                        Crum & Forster Holdings Corp.

                                            By: /s/ V. PREM WATSA
                                                -----------------
                                                Name:  V. PREM WATSA
                                                Title: Chief Executive Officer

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                       ADVANCES AND PAYMENTS OF PRINCIPAL

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                                                Amount of Principal  Unpaid Principal   Notation
       Date             Amount of Advance        Paid or Prepaid          Balance       Made By
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
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